Exhibit 10.13.2

CONFIDENTIAL TREATMENT

Agreement 2009-0030

AMENDMENT NO. 2 TO SPRINT MASTER APPLICATION AND SERVICES AGREEMENT

This Amendment No. 2 (“Amendment No. 2”) to the Sprint Master Application and Services Agreement (“Agreement”) effective December 16, 2009 (“Amendment No. 2 Effective Date”) is between Sprint United Management Company (“Sprint”), and TeleNav, Inc., a Delaware corporation (“Supplier”). Except as otherwise indicated, defined terms in this Amendment have the same meaning as in the Agreement.

I.	Background

A.	The parties entered into the Agreement on January 30, 2009.

The parties entered into Amendment 1 on July 1, 2009.

B.	The parties agree to modify the Agreement as set forth in this Amendment No. 2.

The parties agree as follows:

II.	Amendment

A.	The Agreement is amended by deleting Section 7 of Exhibit D in its entirety and replacing it as follows:

Minimum Payment for Sales Channel 2. Except for the free trial and service described in Section 3 of this Exhibit D, in no event will the Payment be less than the amounts specified in the below table (“Minimum Payments”):

Type of Payment	Minimum Payment	Suggested Retail Pricing Without Sprint Data as of
Application 1:
TeleNavTrack Lite (prior to 1/10/2010	$[*****]/month/per Sprint User (end-user)	$[*****]
TeleNav Track Lite (after 1/10/2010)	$[*****]/month/per Sprint User (end-user)	$[*****]
Application 2-Editions:
TeleNavTrack Basic	$[*****]/month/per Sprint User (end-user)	$[*****]
TeleNavTrack Plus	$[*****]/month/per Sprint User (end-user)	$[*****]
TeleNavTrack Enhanced	$[*****]/month/per Sprint User (end-user)	$[*****]
TeleNavTrack Premium (prior to 1/10/2010)	$[*****]/month/per Sprint User (end-user)	$[*****]
TeleNav Track Permium (after 1/10/2010)	$[*****]/month/Sprint user (end-user)	$[*****]
TeleNav Track Standard	$[*****]/month/per Sprint User (end-user)	$[*****]
Application 3-Editions
TeleNav Limited Routes- All Devices Except Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	Usually in a bundle so depends on bundle pricing

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sprint Confidential Information - Restricted

CONFIDENTIAL TREATMENT

Agreement 2009-0030

TeleNav Unlimited Routes- All Devices Except Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	$[*****]
TeleNav Limited Routes- for the Blackberry (per month/per user)*	$[*****]/month/per Sprint User (end-user)	Usually in a bundle so depends on bundle pricing
TeleNav Unlimited Routes-for the Blackberry (per month/per user)	$[*****]/month/per Sprint User (end-user)	$[*****]
One-Time Set-Up Fee (prior to 1/10/2010)	$[*****]/One-Time Set-Up Fee/per Sprint User (end-user)	$[*****]
One-Time Set-Up Fee (after 1/10/2010)	$[*****]/One-Time Set-Up Fee/per Sprint User (end-user)	$[*****]
One-Time Set-Up Fee – Application 7	$[*****]/One-Time Set-Up Fee/per Sprint User (end-user)	$[*****] (New 1Q09)
Application 4 (Fleet)	$[*****]/month/per Sprint User (end-user)	$[*****]
Application 6 [*****]	$[*****]/month/per Sprint User (end-user)	$[*****]
Application 7-Editions
TeleNav Vehicle Manager –Standard	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q09)
[*****]	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q09)
Application 8 [*****]	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q09)
Application 9 - Editions
[*****]	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q09)
Asset Tracker	$[*****]/month/per Sprint User (end-user)	$[*****] (New 1Q09)
Application 10 (Vehicle Tracker)	$[*****]/month/per Sprint User (end-user)	$[*****]

*	The number of Limited Routes per calendar month per Sprint User (end-user) will be [*****]Routes per calendar month or as otherwise agreed to in writing.

III.	General

A.	Other than as set forth above, the Agreement remains unchanged and in full force and effect.

B.	If there is a conflict between the terms of the Agreement, any previous Amendment(s) and this Amendment No. 2, this Amendment No. 2 will control unless otherwise stated in this Amendment No. 2.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sprint Confidential Information - Restricted

CONFIDENTIAL TREATMENT

Agreement 2009-0030

This Amendment No. 2 executed by authorized representatives of Sprint and Supplier incorporates the terms and conditions of the Agreement.

SPRINT UNITED MANAGEMENT COMPANY		TELENAV, INC.

By:	/s/ Bonnie Shakib	By:	/s/ Douglas S. Miller

Name:	Bonnie Shakib	Name:	Douglas S. Miller

Title:	Sourcing Manager	Title:	CFO

Date:	12-17-09	Date:	12/15/09

Sprint Confidential Information - Restricted